Nicor Gas Company
Form 10-K
Exhibit 24.01

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ ROBERT M. BEAVERS, JR.
Robert M. Beavers, Jr.

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ BRUCE P. BICKNER
Bruce P. Bickner

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ JOHN H. BIRDSALL, III
John H. Birdsall, III

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ NORMAN R. BOBINS
Norman R. Bobins

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ THOMAS A. DONAHOE
Thomas A. Donahoe

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ BRENDA J. GAINES
Brenda J. Gaines

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ RAYMOND A. JEAN
Raymond A. Jean

 POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ DENNIS J. KELLER
Dennis J. Keller

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

 /s/ R. EDEN MARTIN
R. Eden Martin

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ GEORGIA R. NELSON
Georgia R. Nelson

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ JOHN RAU
John Rau

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2007 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 21, 2008

/s/ JOHN F. RIORDAN
John F. Riordan